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                          VAN KAMPEN SENIOR LOAN FUND
                        SUPPLEMENT DATED MARCH 14, 2006
                   TO THE PROSPECTUS DATED NOVEMBER 30, 2005

     The Prospectus is hereby supplemented as follows:

     1) The paragraph entitled "OTHER INVESTMENT POLICIES" in the section entitled "PROSPECTUS SUMMARY -- PRINCIPAL INVESTMENT STRATEGIES" is hereby deleted in its entirety and replaced with the following:

     OTHER INVESTMENT POLICIES. Other investment policies of the Fund include the following: the Fund may invest up to 20% of its total assets in Senior Loans that are not secured by any specific collateral; the Fund may invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers provided that no more than 5% of these Senior Loans or other assets are non-U.S. dollar denominated; and the Fund may invest up to 20% of its total assets in any combination of (1) warrants and equity securities, in each case the Fund must own or acquire a Senior Loan of the same issuer, (2) junior debt securities or securities with a lien on collateral lower than a senior claim on collateral (collectively, "junior debt securities"), (3) high quality short-term debt securities, (4) credit-linked deposits and (5) Treasury Inflation Protected Securities ("U.S. TIPS") and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities.

     2) The first sentence in the paragraph entitled "STRUCTURED PRODUCTS" in the section entitled "INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES -- TYPES OF SENIOR LOAN INVESTMENTS" is hereby deleted in its entirety and replaced with the following:

     The Fund may also invest up to 10% of its total assets in: structured notes; credit-linked notes ("CLN"); credit default swaps ("CDS") to enhance the yield on its portfolio or to increase income available for distributions or for other non-hedging purposes; and other types of structured investments (referred to collectively as "structured products").

     3) The following is added after the third sentence in the paragraph entitled "STRUCTURED PRODUCTS" in the section entitled "INVESTMENT
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OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES--TYPES OF SENIOR LOAN
INVESTMENTS":

     A CDS is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a CDS transaction, a buyer pays periodic fees in return for a payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a CDS contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a CDS is said to buy protection whereas a seller of a CDS is said to sell protection. When the Fund buys a CDS, it is utilizing the swap for hedging purposes similar to other hedging strategies described herein, see also "Investment Practices and Special Risks -- Interest Rate and Other Hedging Strategies." When the Fund sells a CDS, it is utilizing the swap to enhance the yield on its portfolio to increase income available for distribution or for other non-hedging purposes, and the Fund is subject to the 10% limitation described herein on structured products.

     4) The first sentence of the first paragraph in the section entitled "INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES--OTHER IMPORTANT INVESTMENT POLICIES" is hereby deleted in its entirety and replaced with the following:

     During normal market conditions, the Fund may invest up to 20% of its total assets in any combination of (1) warrants and equity securities, in each case the Fund must own or acquire a Senior Loan of the same issuer, (2) junior debt securities or securities with a lien on collateral lower than a senior claim on collateral (collectively, "junior debt securities"), (3) high quality short-term debt securities, (4) credit-linked deposits and (5) Treasury Inflation Protected Securities ("U.S. TIPS") and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities.

     5) The first sentence in the second paragraph in the section entitled "INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES--OTHER IMPORTANT INVESTMENT POLICIES" is hereby deleted in its entirety.
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     6) The following is added after the fourth sentence in the second paragraph of the section entitled "INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES--OTHER IMPORTANT INVESTMENT POLICIES":

     Credit-linked deposits are deposits by lenders, such as the Fund, to support the issuance of letters of credit to the Senior Loan borrower. The Fund receives from the bank issuing such letters of credit an agreed upon rate of return in exchange for its deposit. There are risks associated with credit-linked deposits, including the credit risk of the bank which maintains the deposit account as well as the credit risk of the borrower. The Fund bears the risk of possible loss of its principal investment, in addition to the periodic interest payments that are expected to be received for the duration of the Fund's investment in the credit-linked deposit.

     7) The eighth through eleventh sentences in the first paragraph of the section entitled "INVESTMENT PRACTICES AND SPECIAL RISKS--INTEREST RATE AND OTHER HEDGING TRANSACTIONS" are hereby deleted and replaced with the following:

     Except as discussed previously herein with respect to certain derivative instruments, the Fund does not intend to engage in such transactions to enhance the yield on its portfolio to increase income available for distributions or for other non-hedging purposes. Market conditions will determine whether and in what circumstances the Fund would employ any of the techniques described below. The successful utilization of these types of transactions for hedging and risk management purposes requires skills different from those needed in the selection of the Fund's portfolio securities.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                     SLFSPT 3/06
                                                                     65025SPT-05